SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    246,005,757    8,347,009    1.47875%       313,256
 A-2  160,500,000    147,340,406    4,776,316    1.47875%       187,619
 A-3  48,000,000     42,014,639     2,172,405    1.28875%       46,626
 A-4  25,000,000     25,000,000         0        1.59875%       34,418
A-IO  236,452,500    214,067,773        0        6.88125%      1,639,884
 M-1  34,500,000     34,500,000         0        1.97875%       58,785
 M-2  27,000,000     27,000,000         0        2.98875%       69,488
 M-3   6,000,000      6,000,000         0        3.96875%       20,505
 B-1  10,500,000     10,500,000         0        4.61875%       41,761
 B-2   7,500,000      7,500,000         0        5.11875%       33,059
 B-3   6,000,000      6,000,000         0        5.61875%       29,030
  X   600,000,050    558,460,803        0                      1,319,288
  R       50              0             0        1.47875%          0
Total 600,000,050    551,860,802   15,295,729                  3,793,719

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         8,660,264         0      237,658,748
 A-2      N/A         4,963,934         0      142,564,090
 A-3      N/A         2,219,031         0       39,842,234
 A-4      N/A          34,418           0       25,000,000
A-IO      N/A         1,639,884         0      206,955,259
 M-1      0.00         58,785           0       34,500,000
 M-2      0.00         69,488           0       27,000,000
 M-3      0.00         20,505           0       6,000,000
 B-1      0.00         41,761           0       10,500,000
 B-2      0.00         33,059           0       7,500,000
 B-3      0.00         29,030           0       6,000,000
  X       N/A         1,319,288         0      543,165,073
  R       N/A             0             0           0
Total     0.00       19,089,448         0      536,565,073

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     30.35275836   1.13911225  31.49187062
 A-2   22541N3M9     29.75897526   1.16896305  30.92793832
 A-3   22541N3N7     45.25844167   0.97137583  46.22981750
 A-4   22541N3P2     0.00000000    1.37670120   1.37670120
A-IO   22541N3Q0     0.00000000    6.93536368   6.93536368
 M-1   22541N3S6     0.00000000    1.70392348   1.70392348
 M-2   22541N3T4     0.00000000    2.57364593   2.57364593
 M-3   22541N5J4     0.00000000    3.41753500   3.41753500
 B-1   22541N3U1     0.00000000    3.97725714   3.97725714
 B-2   22541N3V9     0.00000000    4.40781200   4.40781200
 B-3   22541N3W7     0.00000000    4.83836833   4.83836833
  X    22541N3X5     0.00000000    2.19881325   2.19881325
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    864.21362909
 A-2  0.00000000    888.24978480
 A-3  0.00000000    830.04654771
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    875.25088053
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    905.27504673
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  299,308,485  259,152,318     558,460,803
     Scheduled Principal               239,394      209,252         448,646
     Prepayments (Incls Curtail)     8,107,615    6,724,149      14,831,764
     Net Liquidation Proceeds                0       15,226          15,226
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      8,347,009    6,948,627      15,295,636
     Net Realized Losses                     0           94              94
Ending Balance                     290,961,476  252,203,597     543,165,073
Ending Count                             2,209        1,670           3,879

Aggregate End Coll Bal             290,961,476  252,203,597     543,165,073

Ending Overcollateralization Amount                               6,600,001

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,817,833    1,582,319       3,400,152
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,817,833    1,582,319       3,400,152
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                          119,426      104,736         224,162
Trustee Fee                              1,122          972           2,094
Credit Risk Manager Fee                  4,365        3,779           8,144
LPMI                                         0            0               0
Dividend Rewards                             0            0               0
Back-Up Servicing Fee                    5,288        3,246           8,534

Current Advances as of determination date                         1,158,788
Outstanding Advances  (end of prior calendar month)               1,272,124

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     65             7,477,909     21         2,609,470
Grp 2     43             5,738,076     26         3,645,220
Total     108           13,215,985     47         6,254,691
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     13             1,373,755
Grp 2     12             1,007,573
Total     25             2,381,328
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,209         290,961,476
Grp 2    1,670         252,203,597
Total    3,879         543,165,073

     Foreclosure
Grp 1    Count              Balance
Grp 2     48             6,051,964
Total     31             4,888,940
          79            10,940,904
     Bankruptcy
         Count              Balance
Grp 1     18             2,777,469
Grp 2     12             1,627,484
Total     30             4,404,952

                   REO
         Count              BalanceMarket Value
Grp 1      1               122,595     225,000
Grp 2      1               108,555     118,816
Total      2               231,151     343,816

# of Loans for which Prepay Prems were collected                         73
Prin Bal of Loans for which Prepay Prems were collected          11,712,768
Current amount of Prepayment Premiums                               412,339

Current Delinquency Rate (60+days)                                  4.45777%
Rolling Three Month Delinquency Rate (60+days)                      3.75643%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                   94
Cumulative Realized Losses since Startup Day                             94

Weighted Average Term to Maturity of Mortgage Loans                     343
Weighted Average Gross Coupon of Mortgage Loans                     7.79548%
Weighted Average Net Coupon of Mortgage Loans                       7.27348%

Aggregate number of Mortgage Loans in the pool                        3,879

Senior Enhancement Percentage                                      17.56614%

Net Excess Spread                                                   2.98546%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                4,753
     Deposits                                                             0
     Withdrawals                                                         94
     Ending Balance                                                   4,659

     Target Amount for the preceding Distribution Date                    0


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee